AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
October 2013

For the month of October 2013, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.02% and a net return of 0.99%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.81% for the month.

October gross relative performance: 0.21%

Performance for periods ended October 31, 2013 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(1.15%)	(0.99%)	3.37%	6.24%	5.17%
HIT Total Net Rate of Return	(1.50%)	(1.41%)	2.93%	5.78%	4.74%
Barclays Capital Aggregate Bond Index	(1.10%)	(1.08%)	3.02%	6.09%	4.78%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries tightened for both government-sponsored enterprise (GSE) and FHA/Ginnie Mae-insured multifamily MBS. Ginnie Mae permanent and construction/permanent loan certificate spreads tightened by about 18 basis points (bps) and 6 bps relative to Treasuries,respectively.  Fannie Mae multifamily DUS security spreads tightened across all structures, with the benchmark 10/9.5s contracting by 8 bps for the month.  The HIT had 21.6% of its portfolio invested in DUS securities across various structures as of October 31, 2013, whereas the Barclays Aggregate does not hold DUS securities.

●
The HIT’s overweight to Ginnie Mae multifamily REMIC securities as spreads to swaps tightened by 4 bps.  As of October 31, 2013, 11.7% of the portfolio was invested in REMICs. The Barclays Aggregate does not hold Ginnie Mae REMICs.

●	The HIT’s underweight to Treasuries, the worst performing major sector in the Barclays Aggregate. The HIT had 5.0% allocated to Treasuries while the index had 35.9% as of October 31, 2013.

AFL-CIO HOUSING INVESTMENT TRUST                                              October 2013 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate, with excess returns for the month of 83bps. The HIT does not invest in corporate bonds, whereas the sector comprised 22.0% of the Index as of October 31, 2013.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 8, 35, 72, and 111 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 90% percent of the HIT portfolio is AAA-rated or carried a government or GSE guarantee compared to 73% for the Barclays Aggregate at the end of October.

●
The HIT’s underweight to agency single family MBS (RMBS) as this investment class was the second best performing of the major sectors in the Barclays Aggregate with excess returns of 15 bps.  As of October 31, the portfolio had a 26.5% allocation compared to 29.6% for the Barclays Aggregate.

October 2013 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.48%	0	5.09
Agencies	+0.55%	+18	3.95
Single family agency MBS (RMBS)	+0.68%	+15	5.26
Corporates	+1.48%	+83	6.89
Commercial MBS (CMBS)	+0.71%	+44	3.23
Asset-backed securities (ABS)	+0.33%	+12	2.58

Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	9/30/13	10/31/13	Change
1 Month	0.023%	0.028%	0.005%
3 Month	0.008%	0.038%	0.030%
6 Month	0.030%	0.084%	0.053%
1 Year	0.089%	0.094%	0.005%
2 Year	0.319%	0.307%	-0.012%
3 Year	0.612%	0.570%	-0.042%
5 Year	1.382%	1.330%	-0.052%
7 Year	2.006%	1.967%	-0.039%
10 Year	2.611%	2.555%	-0.056%
30 Year	3.686%	3.639%	-0.046%

               Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.